UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 201 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-276-0477

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 29, 2008, VeriChip Corporation, a Delaware corporation (“VeriChip”), and its wholly-owned subsidiary, Xmark Corporation, a Canada corporation (“Xmark”, and together with VeriChip, the “Borrowers”), closed a $8.0 million debt financing with Valens Offshore SPV II, Corp. (the “Lender”), pursuant to the terms of a Securities Purchase Agreement, dated February 29, 2008 (the “Agreement”), among the Borrowers, the Lender and LV Administrative Services, Inc., as administrative and collateral agent. VeriChip is a subsidiary of Applied Digital Solutions, Inc. d/b/a Digital Angel (the “Company”). The Lender is an affiliate of Kallina Corporation (“Kallina”) and Laurus Master Fund, Ltd. (“Laurus”), which are lenders to the Company.

Under the terms of the Agreement, the Lender extended financing to the Borrowers in the form of a $8.0 million secured term note (the “Note”). The Note accrues interest at a rate of 12% per annum and has a maturity date of March 31, 2009. The entire outstanding principal balance under the Note together with any accrued and unpaid interest and any other amounts then owing under the Note by the Borrowers to the Lender are due and payable on March 31, 2009. The terms of the Note allow for optional redemption by paying 100% of the principal amount plus any amounts then owing under the Note and $120,000, if such amounts are paid prior to the six month anniversary of February 29, 2008, or $240,000, if such amounts are paid on or after the six month anniversary of February 29, 2008. To secure the Borrowers’ obligations under the Agreement, the Borrowers have granted the Lender a security interest in substantially all of the Borrowers’ assets, including all of the issued and outstanding capital stock in Xmark. VeriChip previously granted a security interest in all of its assets, including the outstanding capital stock in Xmark, to the Company.

In connection with the VeriChip financing, the Company entered into a Subordination Agreement with the Lender, dated February 29, 2008, under which security provided by VeriChip to the Company to secure that certain Third Amended and Restated Revolving Line of Credit Note Working Capital dated as of February 8, 2007, from VeriChip in favor of the Company (the “Revolving Note”) is subordinated in right of payment and priority to the payment in full due to the Lender by VeriChip. In addition, Digital Angel Corporation, a wholly-owned subsidiary of the Company (“Digital Angel”), entered into a letter agreement with VeriChip, dated February 29, 2008, which provides that, in connection with the Amended and Restated Supply, License, and Development Agreement, dated December 27, 2005, as amended on May 9, 2007 (the “Supply Agreement”), between Digital Angel and VeriChip, the Lender is entitled to the benefit of all of the rights of VeriChip under the Supply Agreement including, without limitation, the right to sell any of the Developed Products (as defined in the Supply Agreement) provided by Digital Angel and the right to require Digital Angel to manufacture the Developed Products and supply such Developed Products, provided however, that the Lender may not exercise any rights under the Supply Agreement unless an event of default has occurred and is continuing, the Lender commenced exercising its rights under the Agreement, and in exercising its rights the Lender complies with the Supply Agreement and all applicable laws.

VeriChip used part of the proceeds of the financing with the Lender to prepay $5.3 million of debt owed to the Company pursuant to the Revolving Note. In connection with the VeriChip financing, VeriChip entered into a letter agreement with the Company, dated February 29, 2008, under which VeriChip agreed, among other things, (i) to prepay the $5.3 million to the Company, (ii) to amend the Revolving Note to reduce the grace period from thirty days to five business days, (iii) to include a cross-default provision under which an event of default under the Note, if not cured within the greater of the applicable cure period or ten days after the occurrence thereof, is an event of default under the Revolving Note and related agreements, and (iv) to amend that certain letter agreement between VeriChip and the Company dated as of December 20, 2007 (the “December 2007 Letter Agreement”), to provide that VeriChip will have until 5:00 p.m. EST on October 30, 2008 to prepay in full the entire Outstanding Principal Amount (as defined in the December 2007 Letter Agreement) to the Company by paying to the Company $10 million, less the $500,000 paid pursuant to the December 2007 Letter Agreement, less the $5.3 million paid in connection with this financing, less other principal payments made to reduce the Outstanding Principal Amount between the date of the December 2007 Letter Agreement and the date of such prepayment, plus any accrued and unpaid interest between October 1, 2007 and the date of such prepayment. As a result of the $5.3 million payment, VeriChip will not be required to make any further debt service payments to the Company until September 1, 2009.

As consideration for providing financing to VeriChip, which in turn enabled VeriChip to make the $5.3 million prepayment to the Company, the Company issued to the Lender 230,000 shares of its common stock, par value $0.01 per share.

The Company entered into a letter agreement, dated February 29, 2008, which amends the Secured Term Note, dated August 24, 2006 (the “2006 Note”), between the Company and Laurus, under which the Company agreed to make a prepayment in the amount of $1,866,376, and as a result, the Company will not be required to make a payment under the 2006 Note until October 1, 2008 at which time the Company will make a payment to Laurus of the principal amount outstanding under the 2006 Note of $21,833.34 and each month thereafter will make a payment to Laurus in the amount of $273,532. The Company entered into a similar letter agreement, dated February 29, 2008, which amends the Secured Term Note, dated August 31, 2007 (the “2007 Note”), between the Company and Kallina, under which the Company agreed to make a prepayment in the amount of $1,133,624, and as a result, the Company will not be required to make a payment under the 2007 Note until October 1, 2008, at which time the Company will make a payment to Kallina of the principal amount outstanding under the 2007 Note of $11,451.66 and each month thereafter will make a payment to Kallina in the amount of $143,134.

The Company entered into an Amendment of Warrants and Conditional Consent to Asset Sales, dated February 29, 2008, among the Company and the Lenders pursuant to which the Lenders provided a conditional consent to the sale of the capital stock of certain of the Company’s wholly-owned subsidiaries, as is required under the Securities Purchase Agreement, dated August 24, 2006, among the Company and the Lenders and the Securities Purchase Agreement, dated August 31, 2007, among the Company and the Lenders. The consent is conditioned on the Company obtaining the Lenders’ approval of the terms of each proposed sale, that the purchase price be paid in cash, and that no event of default shall have occurred and be continuing under the 2006 Note and the 2007 Note. In addition, all net proceeds in excess of $1,500,000 generated from the sale of the capital stock of certain of the Company’s wholly-owned subsidiaries must be paid to the Lenders. The Company also agreed to reduce the exercise price applicable to three warrants previously issued to the Lenders to $0.70 per share. The three warrants are collectively exercisable for a total of 4,344,015 shares of common stock of the Company.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by the documents filed as Exhibits 10.1-10.12 hereto to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

See the disclosure provided in Item 1.01 above.

On May 10, 2006, the Company’s wholly-owned subsidiary, Pacific Decision Sciences Corporation (“PDSC”), entered into a Statement of Work, or SOW, with International Business Machines (“IBM”). Per the terms of the SOW, PDSC supplied IBM with maintenance and support for a computer software program known as the PDSC Service Management System, which was paid by IBM based upon a monthly personnel charge for the services provided. By letter dated February 28, 2008, IBM notified PDSC that effective March 1, 2008, the SOW is terminated. IBM and PDSC continue to be bound under another SOW that provides for the license of the PDSC Service Management System, the PDSC services modules currently installed by IBM, and a web-based call center application.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure provided in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Securities Purchase Agreement dated as of February 29, 2008 among VeriChip Corporation, Xmark Corporation, Valens Offshore SPV II, Corp. and LV Administrative Services, Inc.

10.2	Secured Term Note dated as of February 29, 2008 between VeriChip Corporation and Xmark Corporation in favor of Valens Offshore SPV II, Corp.

10.3	Master Security Agreement dated as of February 29, 2008 among VeriChip Corporation, Xmark Corporation and LV Administrative Services, Inc.

10.4	Stock Pledge Agreement dated as of February 29, 2008 among VeriChip Corporation, Xmark Corporation and LV Administrative Services, Inc.

10.5	Intellectual Property Security Agreement dated as of February 29, 2008 among VeriChip Corporation, Xmark Corporation and LV Administrative Services, Inc.

10.6	Letter Agreement dated as of February 29, 2008 between VeriChip Corporation and Applied Digital Solutions, Inc.

10.7	Amendment to Third Amended and Restated Revolving Line of Credit Note dated as of February 29, 2008 between VeriChip Corporation and Applied Digital Solutions, Inc.

10.8	Letter Agreement executed by Digital Angel Corporation dated as of February 29, 2008 in favor of LV Administrative Services, Inc.

10.9	Letter Agreement regarding Amendment of $7,000,000 Note dated as of February 29, 2008 among Applied Digital Solutions, Inc., Kallina Corporation, Valens U.S. SPV I, LLC, Valens Offshore SPV I, Ltd. and Valens Offshore SPV II, Corp.

10.10	Letter Agreement regarding Amendment of $13,500,000 Note dated as of February 29, 2008 among Applied Digital Solutions, Inc. and Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC, Valens Offshore SPV I, Ltd. and PSource Structured Debt Limited

10.11	Subordination Agreement dated as of February 29, 2008 among Applied Digital Solutions, Inc., VeriChip Corporation and LV Administrative Services, Inc.

10.12	Amendment of Warrants and Conditional Consent to Asset Sales dated as of February 29, 2008 among Applied Digital Solutions, Inc., Laurus Master Fund, Ltd., Kallina Corporation, Valens U.S. SPV I, LLC, Valens Offshore SPV I, Ltd., Valens Offshore SPV II, Corp. and PSource Structured Debt Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.

Date: March 5, 2008

By: /s/ Lorraine M. Breece
       Name: Lorraine M. Breece
       Title: Senior Vice President and
                 Acting Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Securities Purchase Agreement dated as of February 29, 2008 among VeriChip Corporation, Xmark Corporation, Valens Offshore SPV II, Corp. and LV Administrative Services, Inc.

10.2	Secured Term Note dated as of February 29, 2008 between VeriChip Corporation and Xmark Corporation in favor of Valens Offshore SPV II, Corp.

10.3	Master Security Agreement dated as of February 29, 2008 among VeriChip Corporation, Xmark Corporation and LV Administrative Services, Inc.

10.4	Stock Pledge Agreement dated as of February 29, 2008 among VeriChip Corporation, Xmark Corporation and LV Administrative Services, Inc.

10.5	Intellectual Property Security Agreement dated as of February 29, 2008 among VeriChip Corporation, Xmark Corporation and LV Administrative Services, Inc.

10.6	Letter Agreement dated as of February 29, 2008 between VeriChip Corporation and Applied Digital Solutions, Inc.

10.7	Amendment to Third Amended and Restated Revolving Line of Credit Note dated as of February 29, 2008 between VeriChip Corporation and Applied Digital Solutions, Inc.

10.8	Letter Agreement executed by Digital Angel Corporation dated as of February 29, 2008 in favor of LV Administrative Services, Inc.

10.9	Letter Agreement regarding Amendment of $7,000,000 Note dated as of February 29, 2008 among Applied Digital Solutions, Inc., Kallina Corporation, Valens U.S. SPV I, LLC, Valens Offshore SPV I, Ltd. and Valens Offshore SPV II, Corp.

10.10	Letter Agreement regarding Amendment of $13,500,000 Note dated as of February 29, 2008 among Applied Digital Solutions, Inc. and Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC, Valens Offshore SPV I, Ltd. and PSource Structured Debt Limited

10.11	Subordination Agreement dated as of February 29, 2008 among Applied Digital Solutions, Inc., VeriChip Corporation and LV Administrative Services, Inc.

10.12	Amendment of Warrants and Conditional Consent to Asset Sales dated as of February 29, 2008 among Applied Digital Solutions, Inc., Laurus Master Fund, Ltd., Kallina Corporation, Valens U.S. SPV I, LLC, Valens Offshore SPV I, Ltd., Valens Offshore SPV II, Corp. and PSource Structured Debt Limited